Managed
   HIGH INCOME
--------------
PORTFOLIO INC.
--------------


                                   [Drawing]


                                                                    ------------
                                                                       Quarterly
           SMITH BARNEY                                                   Report
           ------------                                             May 31, 1997
                                                                    ------------
A Member of TravelersGroup [LOGO]

--------------------------------------------------------------------------------
                                                                     Managed
                                                                     HIGH INCOME
                                                                  --------------
                                                                  PORTFOLIO INC.
                                                                  --------------
LETTER TO
SHAREHOLDERS
May 31, 1997
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the first quarter report for the Managed High Income Portfolio Inc. ("Fund") for the period ended May 31, 1997. The table below details the annualized distribution rates and year-to-date total returns for the Fund based on the Fund's May 31, 1997 net asset value (NAV) per share and the New York Stock Exchange (NYSE) closing price.

                                 Annualized             Three-Month
       Price Per Share        Distribution Rate         Total Return
       ---------------        -----------------         ------------
       $11.47 (NAV)                 9.52%                   1.37%
       $11.625 (NYSE)               9.39%                   2.43%

      The Fund generated a total return of 1.37% for the past three months. The three month results were slightly lower than the three-month average total return of 1.71% for closed-end high yield funds as reported by Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is an independent mutual fund tracking organization). Since the beginning of 1997, the Managed High Income Portfolio generated a total return of 4.14%, compared to a 4.66% average total return for closed-end high yield funds as reported by Lipper Analytical Services, Inc. Because many closed-end high yield funds are leveraged, they tend to generate somewhat stronger performance returns than the unleveraged Managed High Income Portfolio in bond market rallies. As a result, the overall average performance returns for leveraged closed-end high yield funds tend to be overstated in market rallies. However, in market declines, leveraged funds suffer much greater principal losses than the unleveraged Managed High Income Portfolio.

Market and Economic Overview

      Throughout the past three months, the high yield bond market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade bond markets. More specifically, the lower-quality issues (CCC/Caa rated) turned in the strongest performance, most likely due to the strong equity market and strong U.S. economy. These lower-quality issues tend to be more sensitive to the general economy and equity market. Conversely, the higher-quality high yield issues tend to be a little more sensitive to volatile interest rates. Not surprisingly, the higher-quality issues were more negatively affected by the swings in interest rates witnessed during the first five months of this year.

      We remain convinced that interest rates will gradually decline during the remainder of the year, which should benefit the overall bond market. Because economic growth appears to be decelerating during the second quarter, we would not be surprised to see some drop in earnings for a number of companies, especially those most sensitive to economic conditions and the weaker, less competitive companies. Consequently, we continue to believe that higher-quality issues offer superior reward for their risk versus the more speculative lower-quality issues.

      Given the relatively strong performance of high yield securities compared to U.S. Treasuries over the past twelve months, high yield bond premiums remain roughly 100 basis points tighter than they were in early 1996. As a result, we continue to describe the high yield market as fully valued at this time. Since we expect the U.S. economy to grow moderately over the coming months with little serious threat of either an inflationary acceleration or an economic recession, we do not anticipate any material deterioration in high yield bond performance.

      If the U.S. economy were to defy expectations and strengthen too quickly and cause the Federal Reserve Board ("Fed") to raise short-term interest rates, we would expect high yield issues to underperform other fixed income investments. Given the recent deceleration of economic growth in the second quarter, we do not believe the Fed will need to raise interest rates in the near term. In our view, the current environment of solid economic growth, modest inflation and a supportive equity market remains positive for the high yield market. Nevertheless, selectivity has become increasingly more important when making investment decisions, especially given the high yield market's fully valued levels and potential for disappointment among some companies.

Portfolio Strategy

      In this kind of growth environment, we would expect strong growth from companies in industries that continue to benefit from new technology. We have found many attractive opportunities in the telecommunications, media, cable TV and oil and natural gas industries. The Fund is overweighted in these areas. Some of the issues that we continue to favor include Time Warner, Cablevision System Corporation, Brooks Fiber, Nextel Communications Inc., Rogers Cable System, Teleport, Pride Petroleum and Parker Drilling, to name a few. All of these companies continue to generate improving results through either increased market share, improved internal cost controls, or both.

      We still firmly believe that over a full ten-year economic cycle, the better-quality high yield issues offer superior risk-adjusted returns and lower default risk relative to lower-quality issues. Considering the trend toward greater industry competition and little pricing power in most sectors of the domestic economy, we believe our prudent approach to high yield bond investing will generate the most consistent positive returns in 1997. We therefore will continue to avoid sectors of the U.S. economy that are experiencing weak growth as well as heavy industry competition. Given the economic and market conditions noted above, we are also focused on maintaining sound credit quality throughout the Fund.

      In closing, thank you for investing in the Managed High Income Portfolio Inc. We look forward to continuing to help you achieve your investment goals. Should you have any questions about your investment in the Fund, please call First Data Investor Services Group, Inc. at (800) 331-1710.

Sincerely,



/s/ Heath B. McLendon                  /s/ John C. Bianchi


Heath B. McLendon                      John C. Bianchi, CFA
Chairman                               Vice President
                                       Investment Officer

June 25, 1997

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 86.8%
-------------------------------------------------------------------------------------
Aerospace/Defense -- 1.8%
   $3,925,000   BB      Airplanes Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation,
                          10.875% due 3/15/19..........................   $ 4,373,274
    2,560,000   B       Howmet Corp., Sr. Sub. Notes,
                          10.000% due 12/1/03+.........................     2,764,800
    1,350,000   B       UNC Inc., Sr. Sub. Notes,
                          11.000% due 6/1/06+..........................     1,576,125
-------------------------------------------------------------------------------------
                                                                            8,714,199
-------------------------------------------------------------------------------------
Automobiles/Trucking -- 0.2%

    1,000,000   NR      Navistar Financial Corp., Sr. Sub. Notes,
                          9.000% due 6/1/02+...........................     1,012,500
-------------------------------------------------------------------------------------
Banking -- 1.8%

    7,775,000   B       First Nationwide Parent Holdings Ltd.,
                          Sr. Exchange Notes, 12.500% due 4/15/03......     8,766,313
-------------------------------------------------------------------------------------
Broadcasting/Cable -- 19.4%

    1,000,000   B-      All American Communications Inc., Sr. Sub.
                          Notes, 10.875% due 10/15/01+.................     1,036,250
    2,625,000   B-      Allbritton Communications Co., Sr. Sub.
                          Debentures, 11.500% due 8/15/04..............     2,775,938
    4,150,000   B       Australis Holdings Property Ltd., Sr. Secured
                          Discount Notes, step bond to yield
                          15.000% due 11/1/02+.........................     2,614,500
    9,745,000   CCC+    Australis Media Ltd., Sr. Discount Notes,
                          step bond to yield 15.826% due 5/15/03++.....     6,066,263
                        Cablevision Systems Corp., Sr. Sub. Debentures:
    6,250,000   B         10.750% due 4/1/04...........................     6,468,750
    5,395,000   B         9.875% due 2/15/13...........................     5,435,463
    2,900,000   B         10.500% due 5/15/16..........................     3,016,000
    6,000,000   B       Comcast UK Cable, Sr. Discount Debentures,
                          step bond to yield 11.424% due 11/15/07......     4,440,000

4                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Broadcasting/Cable -- 19.4% (continued)
                        Globo Communicacoes Co., Guaranteed Notes:
   $1,800,000   B+        Series A, 9.875% due 12/20/04+...............   $ 1,854,000
    1,800,000   B+        Series B, 10.500% due 12/20/06+..............     1,874,250
    2,550,000   B-      Innova S Del RL, Sr. Notes,
                          12.875% due 4/1/07+..........................     2,652,000
                        Marcus Cable Capital Corp., Sr. Discount Notes:
    2,400,000   B         Step bond to yield 11.361% due 8/1/04........     2,070,000
    1,525,000   B         Step bond to yield 12.748% due 12/15/05......     1,155,188
    2,025,000   BB      Multicanal SA, Notes, 10.500% due 2/1/07+......     2,090,813
                        Rogers Cablesystems Ltd.:
                          Sr. Secured Debentures:
    2,575,000   BB+         10.000% due 12/1/07........................     2,729,500
    7,175,000   BB-         11.000% due 12/1/15........................     7,677,250
    3,200,000   BB+       Sr. Secured Second Priority Debentures,
                             9.650% due 1/15/14........................     2,307,708
    6,135,000   BB-     Rogers Communications Inc., Sr. Debentures,
                          10.875% due 4/15/04..........................     6,441,750
    1,750,000   BB-     SCI Television Inc., Sr. Notes,
                          11.000% due 6/30/05..........................     1,846,250
    3,675,000   B-      SFX Broadcasting Inc., Sr. Sub. Notes,
                          10.750% due 5/15/06..........................     3,950,625
    6,975,000   BB      Telewest Communications PLC,
                          Sr. Discount Debentures, step bond to yield
                          11.108% due 10/1/07..........................     4,865,063
    2,325,000   B       TV Azteca SA, Guaranteed Sr. Notes, Series B,
                          10.500% due 2/15/07+.........................     2,386,031
    6,725,000   B-      UIH Australia Inc., Sr. Discount Notes,
                          step bond to yield 14.000% due 5/15/06+......     3,631,500
                        United International Holdings Inc.,
                          Sr. Discount Notes:
    2,325,000   B-          Zero coupon bond to yield
                              13.730% due 11/15/99.....................     1,767,000
    3,975,000   B-          Zero coupon bond to yield
                              13.450% due 11/15/99.....................     3,021,000
    1,515,000   BB+     Videotron Group Ltd., Sr. Notes,
                          10.625% due 2/15/05..........................     1,674,075


                       See Notes to Financial Statements.                      5

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Broadcasting/Cable -- 19.4% (continued)
   $3,325,000   B+      Videotron Holdings PLC, Sr. Discount Notes,
                          step bond to yield 11.312% due 8/15/05.......   $ 2,743,125
    2,475,000   BB+     Videotron Ltd., Sr. Sub. Notes,
                          10.250% due 10/15/02.........................     2,635,875
    2,625,000   B-      Wireless One Inc., Sr. Discount Notes,
                          13.000% due 10/15/03.........................     1,653,750
    1,550,000   B       Young Broadcasting Corp., Guaranteed
                          Secured Notes, 11.750% due 11/15/04..........     1,681,750
-------------------------------------------------------------------------------------
                                                                           94,561,667
-------------------------------------------------------------------------------------
Building/Construction -- 0.2%

      850,000   NR      American Builders and Contractors Supply Inc.,
                          Sr. Sub. Notes, 10.625% due 5/15/07+.........       875,500
-------------------------------------------------------------------------------------
Chemicals -- 3.1%

                        NL Industries, Sr. Secured Notes:
    3,000,000   B         11.750% due 10/15/03.........................     3,307,500
    2,550,000   B         Step bond to yield 12.529% due 10/15/05......     2,428,875
    3,462,000   BB      Pt. Polysindo Eka Perkasa, Sr. Notes,
                          13.000% due 6/15/01..........................     3,912,060
    4,350,000   B+      Terra Industries Inc., Sr. Notes,
                          10.500% due 6/15/05..........................     4,730,625
      850,000   B       Texas Petrochemical Corp., Sr. Sub. Notes,
                          11.125% due 7/1/06+..........................       914,813
-------------------------------------------------------------------------------------
                                                                           15,293,873
-------------------------------------------------------------------------------------
Consumer Durables -- 1.0%

    4,500,000   B+      International Semi-Tech., Sr. Discount
                          Secured Notes, step bond to yield
                          11.303% due 8/15/03.........................     2,722,500
    1,934,000   B+      TAG-Heuer International Inc., Sr. Sub. Notes,
                          12.000% due 12/15/05........................     2,190,255
------------------------------------------------------------------------------------
                                                                           4,912,755
------------------------------------------------------------------------------------


6                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.0%
   $2,565,000   B3*     Interlake Corp., Sr. Sub. Debentures,
                          12.125% due 3/1/02...........................   $ 2,680,425
    2,175,000   B       Unifrax Investment Corp., Sr. Notes,
                          10.500% due 11/1/03..........................     2,251,125
-------------------------------------------------------------------------------------
                                                                            4,931,550
-------------------------------------------------------------------------------------
Electric Equipment -- 0.5%

    2,450,000   B       Celestica International Inc., Guaranteed Sr. Sub.
                          Notes, 10.500% due 12/31/06+.................     2,639,875
-------------------------------------------------------------------------------------
Electric Utilities -- 1.2%

    4,250,000   B+      Calpine Corp., Sr. Notes,
                          10.500% due 5/15/06..........................     4,505,000
    1,435,333   BB-     Midland Cogeneration Venture Limited
                          Partnership, Midland Funding,
                          Sr. Secured Lease Obligation Bond,
                          Series C, 10.330% due 7/23/02................     1,550,160
-------------------------------------------------------------------------------------
                                                                            6,055,160
-------------------------------------------------------------------------------------
Electronics/Computers -- 3.3%

    3,175,000   B       Fairchild  Semiconductor Corp., Sr. Sub. Notes,
                          10.125% due 3/15/07+.........................     3,286,125
    2,675,000   B-      Graphic Controls Corp., Sr. Sub. Notes,
                          12.000% due 9/15/05..........................     2,949,188
                        Unisys Corp., Sr. Notes:
    4,600,000   B+        12.000% due 4/15/03..........................     4,956,500
    4,700,000   B+        11.750% due 10/15/04.........................     5,064,250
-------------------------------------------------------------------------------------
                                                                           16,256,063
-------------------------------------------------------------------------------------
Finance -- 1.1%

    3,250,000   B       Amresco Inc., Sr. Sub. Notes, Series A,
                          10.000% due 3/15/04..........................     3,258,125
    2,300,000   B+      Imperial Credit Industries Inc., Sr. Notes,
                          9.875% due 1/15/07...........................     2,282,750
-------------------------------------------------------------------------------------
                                                                            5,540,875
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      7

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Foods -- 0.8%
   $2,050,000   BB-     TLC Beatrice International Holdings Inc.,
                          Sr. Sub. Debentures, 11.500% due 10/1/05.....   $ 2,275,500
    1,365,000   B-      Van De Kamp Inc., Sr. Sub. Notes,
                          12.000% due 9/15/05..........................     1,515,150
-------------------------------------------------------------------------------------
                                                                            3,790,650
-------------------------------------------------------------------------------------
Grocery/Convenience Stores -- 0.5%

                        Pathmark Stores Inc.:
    2,200,000   B-        Sub. Debentures, 12.625% due 6/15/02.........     2,252,250
      400,000   B-        Sub. Notes, 9.625% due 5/1/03................       381,000
-------------------------------------------------------------------------------------
                                                                            2,633,250
-------------------------------------------------------------------------------------
Healthcare -- 2.0%

    3,900,000   B       Magellan Health Services Inc., Sr. Sub. Notes,
                          11.250% due 4/15/04..........................     4,338,750
                        Tenet Healthcare Corp.:
    2,400,000   BB        Sr. Notes, 8.000% due 1/15/05................     2,391,000
    3,000,000   B+        Sr. Sub. Notes, 8.625% due 1/15/07...........     3,041,250
-------------------------------------------------------------------------------------
                                                                            9,771,000
-------------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 3.1%

    1,500,000   B       Aztar Corp., Sr. Sub. Notes
                          13.750% due 10/1/04..........................     1,710,000
    3,250,000   B-      Courtyard by Marriott Ltd., Sr. Secured Notes,
                          10.750% due 2/1/08...........................     3,501,875
    2,150,000   BB      Grand Casinos Inc., Guaranteed 1st Mortgage,
                          10.125% due 12/1/03..........................     2,225,250
    3,025,000   BB+     Mohegan Tribal Gaming Authority,
                          Sr. Secondary Notes, 13.500% due 11/15/02....     3,985,438
    3,275,000   B       Showboat Inc., Sr. Sub. Notes,
                          13.000% due 8/1/09...........................     3,741,688
-------------------------------------------------------------------------------------
                                                                           15,164,251
-------------------------------------------------------------------------------------

8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Industrial Goods and Services -- 0.2%
   $1,075,000   B+      Anchor Advanced Products Inc., Sr. Notes,
                          11.750% due 4/1/04+..........................   $ 1,134,125
-------------------------------------------------------------------------------------
Leisure -- 0.5%

                        Coleman Escrow Corp., Sr. Secured 1st Priority
                          Discount Notes:
    2,900,000   B           Zero coupon bond to yield
                              10.770% due 5/15/01......................     1,885,000
    1,300,000   B           Zero coupon bond to yield
                              12.420% due 5/15/01......................       789,750
-------------------------------------------------------------------------------------
                                                                            2,674,750
-------------------------------------------------------------------------------------
Machinery -- 2.0%

    1,750,000   B-      Alvey Systems Inc., Sr. Sub. Notes,
                          11.375% due 1/31/03..........................     1,800,313
    7,175,000   B-      Terex Corp., Sr. Secured Notes,
                          13.250% due 5/15/02..........................     8,036,000
-------------------------------------------------------------------------------------
                                                                            9,836,313
-------------------------------------------------------------------------------------
Metals/Mining -- 5.5%

      268,000   B       Algoma Steel Inc., 1st Mortgage Notes,
                          12.375% due 7/15/05..........................       304,341
    2,225,000   B-      Commonwealth Aluminum Co., Sr. Sub. Notes,
                          10.750% due 10/1/06..........................     2,325,125
    1,550,000   BB-     Echo Bay Mines Ltd., Jr. Sub. Debentures Capital
                          Securities, 11.000% due 4/1/27...............     1,569,375
    2,650,000   B       Envirosource Inc., Sr. Notes,
                          9.750% due 6/15/03...........................     2,570,500
    5,925,000   B-      Haynes International Inc., Sr. Notes,
                          11.625% due 9/1/04...........................     6,339,750
    2,650,000   B       Intertek Finance PLC, Sr. Sub. Notes,
                          10.250% due 11/1/06+.........................     2,749,375
    4,525,000   B-      Kaiser Aluminum Corp., Sr. Sub. Notes,
                          12.750% due 2/1/03...........................     4,943,563
    1,850,000   B-      Russel Metals Inc., Sr. Notes,
                          10.250% due 6/15/00..........................     1,882,375


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Metals/Mining -- 5.5% (continued)
   $3,705,000   B+      UCAR Global Enterprises Inc.,
                          Sr. Sub. Notes, 12.000% due 1/15/05..........   $ 4,186,650
-------------------------------------------------------------------------------------
                                                                           26,871,054
-------------------------------------------------------------------------------------
Miscellaneous Services -- 0.5%

    2,300,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06+.........................     2,461,000
-------------------------------------------------------------------------------------
Oil/Natural Gas -- 7.0%

    2,175,000   BB      Clark Oil Refining Corp., Sr. Notes,
                          10.500% due 12/1/01..........................     2,251,125
    3,075,000   B+      Clark USA Inc., Sr. Notes,
                          10.875% due 12/1/05..........................     3,236,438
    4,150,000   B+      Dawson Productions Services Inc., Sr. Notes,
                          9.375% due 2/1/07............................     4,170,750
    2,315,000   CCC+    Deeptech International Inc., Sr. Secured Notes,
                          12.000% due 12/15/00.........................     2,465,475
    1,050,000   B       Forcenergy Inc., Sr. Sub. Notes,
                          8.500% due 2/15/07+..........................     1,022,438
    3,660,000   B+      Global Marine Inc., Sr. Secured Notes,
                          12.750% due 12/15/99.........................     3,861,300
    1,075,000   B       Lomak Petroleum Inc., Sr. Sub. Notes,
                          8.750% due 1/15/07...........................     1,064,250
    4,575,000   B+      Parker Drilling Co., Sr. Notes,
                          9.750% due 11/15/06..........................     4,780,875
    2,900,000   BB-     Pride Petroleum Services Inc., Sr. Notes,
                          9.375% due 5/1/07............................     3,008,750
    3,550,000   BB-     Santa Fe Energy Resources Inc., Sr. Sub.
                          Debentures, 11.000% due 5/15/04..............     3,851,750
    2,625,000   B       United Meridian Corp., Sr. Sub. Notes,
                          10.375% due 10/15/05.........................     2,828,438
    1,150,000   B+      Wiser Oil Co., Sr. Sub. Notes,
                          9.500 due 5/15/07+...........................     1,154,313
-------------------------------------------------------------------------------------
                                                                           33,695,902
-------------------------------------------------------------------------------------

10                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Packaging/Containers -- 2.4%
   $1,875,000   B-      Gaylord Container Corp., Sr. Sub. Debentures,
                          12.750% due 5/15/05..........................   $ 2,057,813
    2,475,000   NR      Impress Metal Packaging Holdings, Sr. Sub.
                          Notes, 9.875% due 5/29/07+...................     1,487,380
    4,000,000   B-      Ivex Holdings Corp., Sr. Sub. Debentures,
                          step bond to yield 12.910% due 3/15/05.......     3,160,000
    1,225,000   B-      Stone Container Corp., Sr. Sub. Debentures,
                          12.250% due 4/1/02...........................     1,255,625
    3,625,000   B+      Vicap SA De Cv, Guaranteed Sr. Notes,
                          11.375% due 5/15/07+.........................     3,779,063
-------------------------------------------------------------------------------------
                                                                           11,739,881
-------------------------------------------------------------------------------------
Paper/Printing -- 6.5%

    2,616,000   B-      American Pad & Paper Co., Sr. Sub. Notes,
                          13.000% due 11/15/05.........................     3,041,100
    5,350,000   B+      Asia Pulp & Paper Ltd., Guaranteed Preferred
                          Notes, Series A, 12.000% due 12/29/49+.......     5,350,000
    3,000,000   B       Goss Graphic Systems Inc., Sr. Sub. Notes,
                          12.000% due 10/15/06.........................     3,247,500
    8,525,000   BB      Indah Kiat International Finance Co., Sr.
                          Secured Notes, 11.875% due 6/15/02...........     9,366,844
    6,050,000   B+      SD Warren Co., Sr. Sub. Notes,
                          12.000% due 12/15/04.........................     6,745,750
    3,725,000   BB      Tjiwi Kimia International, Sr. Notes,
                          13.250% due 8/1/01...........................     4,237,188
-------------------------------------------------------------------------------------
                                                                           31,988,382
-------------------------------------------------------------------------------------
Pollution Control -- 0.8%

    2,325,000   B+      Allied Waste North America Inc., Sr. Sub. Notes,
                          10.250% due 12/1/06+.........................     2,470,313
    1,425,000   NR      Clisa SA, Guaranteed Sr. Notes,
                          11.625% due 6/1/04...........................     1,474,875
-------------------------------------------------------------------------------------
                                                                            3,945,188
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Real Estate -- 0.9%
   $4,150,000   BB-     Trizec Finance, Sr. Notes,
                          10.875% due 10/15/05.........................   $ 4,606,500
-------------------------------------------------------------------------------------
Retail -- 1.0%

    4,325,000   B+      Barnes and Noble, Sr. Sub. Notes,
                          11.875% due 1/15/03..........................     4,708,844
-------------------------------------------------------------------------------------
Telecommunications -- 17.1%

                        Brooks Fiber Properties Inc.:
    5,375,000   NR        Sr. Discount Notes, step bond to yield
                            10.931% due 3/1/06.........................     3,648,281
    7,550,000   NR        Sr. Discount Notes, step bond to yield
                            11.703% due 11/1/06........................     4,907,500
    1,425,000   NR        Sr. Notes, 10.000% due 6/1/07+...............     1,442,813
    9,750,000   B       Clearnet Communications Inc., Sr. Discount
                          Notes, step bond to yield 13.948%
                          due 12/15/05.................................     6,483,750
    5,000,000   NR      Colt Telecommunications Group PLC,
                          Sr. Discount Notes, step bond to yield 11.647%
                          due 12/15/06.................................     3,200,000
    2,000,000   NR      Dobson Communications Corp., Sr. Notes,
                          11.750% due 4/15/07..........................     1,940,000
    2,425,000   B+      Fonorola Inc., Sr. Sub. Notes,
                          12.500% due 8/15/02..........................     2,619,000
    2,600,000   B       Globalstar L.P. Corp., Sr. Notes,
                          11.375% due 2/15/04+.........................     2,626,000
    7,850,000   NR      Intelcom Group USA Inc., Sr. Discount Notes,
                          step bond to yield 12.381% due 5/1/06+.......     5,102,500
    8,675,000   B-      Intermedia Communications, Sr. Discount Notes,
                          step bond to yield 12.094% due 5/15/06+......     5,985,750
    2,150,000   B       ITC Deltacom Inc., Sr. Notes,
                          11.000% due 6/1/07+..........................     2,193,000
   10,100,000   NR      McCaw International Ltd., Sr. Discount Notes,
                          step bond to yield 10.919% due 4/15/07+......     4,911,125
    7,025,000   B       McLeod Inc., Sr. Discount Notes,
                          step bond to yield 10.572% due 3/1/07+.......     4,215,000

12                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

   Face
  Amount        Rating                     Security                          Value
-------------------------------------------------------------------------------------
Telecommunications -- 17.1% (continued)
   $7,975,000   B-      Millicom International Cellular SA, Sr. Sub.
                          Discount Notes, step bond to yield
                          13.500% due 6/1/06+..........................   $ 5,861,625
    9,225,000   B3*     Nextel Communications Inc., Sr. Discount Notes,
                          step bond to yield 12.578% due 8/15/04+......     6,964,875
    4,575,000   NR      Nextlink Communications, Sr. Discount Notes,
                          12.500% due 4/15/06+.........................     4,832,344
                        Pagemart Nationwide, Inc., Sr. Discount Notes:
    5,400,000   NR        Step bond to yield 11.950% due 11/1/03+......     4,441,500
    2,800,000   NR        Step bond to yield 13.297% due 2/1/05........     2,023,000
    2,125,000   NR      Qwest Communications International Inc.,
                          Sr. Notes, 10.875% due 4/1/07+...............     2,284,375
    4,125,000   NR      RSL Communications Ltd., Sr. Notes,
                          12.250% due 11/15/06+........................     4,259,063
    5,650,000   B       Teleport Communications Inc., Sr. Discount
                          Notes, step bond to yield 11.442% due 7/1/07.     3,976,188
-------------------------------------------------------------------------------------
                                                                           83,917,689
-------------------------------------------------------------------------------------
Tobacco -- 0.7%

    3,000,000   B       Consolidated Cigar Corp., Sr. Sub. Notes,
                          10.500% due 3/1/03...........................     3,172,500
-------------------------------------------------------------------------------------
Transportation -- 0.7%

    3,130,000   BB-     Sea Containers Ltd., Sub. Debentures,
                          Series A, 12.500% due 12/1/04................     3,489,936
-------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost-- $411,027,471)..........................   425,161,545
=====================================================================================

Shares                                     Security                          Value
-------------------------------------------------------------------------------------
STOCKS -- 8.1%
-------------------------------------------------------------------------------------
Automobiles/Trucking -- 1.1%

       87,625           Navistar International, Series G, Preferred,
                          Convertible $6.00............................     5,180,828
-------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

Shares                                     Security                          Value
-------------------------------------------------------------------------------------
Banking -- 0.3%
       63,850           California Federal Preferred Capital Corp.,
                          Preferred....................................   $ 1,612,213
-------------------------------------------------------------------------------------
Broadcasting -- 4.1%

       18,172           Time Warner Inc., Series K, Preferred,
                          Exchange 0.000%+.............................    20,125,490
-------------------------------------------------------------------------------------
Communications -- 0.0%

       32,175           Clearnet Communications Inc., Common...........       136,744
-------------------------------------------------------------------------------------
Healthcare and Pharmaceuticals -- 0.3%

      156,014           Avatex Corp., Series A, Preferred,
                          Payment-in-kind, Exchange $4.200.............     1,248,112
-------------------------------------------------------------------------------------
Publishing -- 0.0%

          939           K-III Communications Corp., Series B, Preferred,
                          Exchange 11.625% ++..........................       101,414
-------------------------------------------------------------------------------------
Telecommunications -- 2.3%

        8,977           PanAmSat Corp., Series A,
                          Exchange 12.750%.............................    11,221,578
-------------------------------------------------------------------------------------
                        TOTAL STOCKS
                        (Cost-- $40,843,806)...........................    39,626,379
=====================================================================================
-------------------------------------------------------------------------------------
WARRANTS -- 0.0%
-------------------------------------------------------------------------------------
        4,150           Australis Holdings Property Ltd.,
                          Expire 10/30/01..............................           125
        3,900           Nextel Communications Inc., Expire 4/25/99.....            39
       12,250           Pagemart Inc., Expire 12/31/04+................        67,375
       24,840           Pagemart Nationwide, Expire 12/31/03+..........        65,205
        4,800           SD Warren Co., Expire 12/15/06+................        62,400
        3,375           Wireless One Inc., Expire 10/15/03.............         3,375
-------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost-- $84,167)...............................       198,519
=====================================================================================


14                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited) (continued)

--------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.1%
--------------------------------------------------------------------------------------
   $5,053,000           Chase Manhattan Bank, 5.470% due 6/2/97,
                        Proceeds at maturity-- $5,055,302;
                        (Fully collateralized by U.S. Treasury Notes,
                        6.375% due 5/15/00; Market value--
                        $5,154,065)....................................    $ 5,053,000
   20,000,000           Union Bank of Switzerland, 5.510% due 6/2/97,
                        Proceeds at maturity-- $20,009,179;
                        (Fully collaterized by U.S. Treasury Notes,
                        6.375% due 3/31/01; Market value--
                        $20,400,215)..................................     20,000,000
-------------------------------------------------------------------------------------
                        TOTAL REPURCHASE AGREEMENTS
                        (Cost-- $25,053,000)..........................     25,053,000
=====================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost-- $477,008,444**).......................   $490,039,443
=====================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    Security issued with attached warrants.

++    Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 16 for definitions of ratings.
================================================================================
                      Summary of Bonds by Combined Ratings
                                                                      % of
                                                                 Total Corporate
       Moody's           and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
         Ba                                    BB                     20.1%
          B                                     B                     62.3
         Caa                                   CCC                     4.3
         NR                                    NR                     13.3
                                                                     -----
                                                                     100.0%
                                                                     =====
================================================================================


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------
BOND RATINGS
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB           -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B and CCC -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C             -- The rating "C" is reserved for income bonds on which no interest is being paid.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "C," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa           -- Bonds rated "Baa" are considered to be medium grade
                 obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.
Ba            -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B             -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa           -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca            -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C             -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR            -- Indicates that the bond is not rated by Standard & Poor's or
                 Moody's.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
May 31, 1997 (unaudited)

ASSETS:
  Investments, at value (Cost-- $477,008,444) ......        $490,039,443
  Receivable for securities sold ...................             302,534
  Interest receivable ..............................           8,037,777
--------------------------------------------------------------------------------

  Total Assets .....................................         498,379,754
--------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased .................           4,800,387
  Dividends payable ................................           1,427,960
  Investment advisory fees payable .................             369,120
  Administration fees payable ......................              87,860
  Accrued expenses .................................             135,339
--------------------------------------------------------------------------------

  Total Liabilities ................................           6,820,666
--------------------------------------------------------------------------------

Total Net Assets ...................................        $491,559,088
================================================================================

NET ASSETS:
  Par value of capital shares ......................        $     42,856
  Capital paid in excess of par value ..............         511,292,544
  Undistributed net investment income ..............              76,129
  Accumulated net realized loss from
   security transactions and futures contracts .....         (32,883,440)
  Net unrealized appreciation of investments .......          13,030,999
--------------------------------------------------------------------------------

Total Net Assets
  (Equivalent to $11.47 a share on 42,856,106
  shares of $0.001 par value outstanding;
  500,000,000 shares authorized) ...................        $491,559,088
================================================================================


                            See Notes to Financial Statements.                17

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Three Months Ended May 31, 1997 (unaudited)

INVESTMENT INCOME:
  Interest ................................................      $12,137,815
  Dividends ...............................................        1,062,374
--------------------------------------------------------------------------------
  Total Investment Income .................................       13,200,189
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2) .......................        1,102,059
  Administration fees (Note 2) ............................          244,902
  Shareholder communications ..............................           60,493
  Audit and legal .........................................           14,619
  Directors' fees .........................................           10,586
  Registration fees .......................................            9,326
  Shareholder and system servicing fees ...................            5,444
  Custody .................................................            5,293
  Other ...................................................            6,300
--------------------------------------------------------------------------------
  Total Expenses ..........................................        1,459,022
--------------------------------------------------------------------------------
Net Investment Income .....................................       11,741,167
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
(NOTES 3 AND 5):
  Realized Gain From:
    Security transactions (excluding short-term securities)        3,181,740
    Futures contracts .....................................          296,169
--------------------------------------------------------------------------------
  Net Realized Gain .......................................        3,477,909
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period ...................................       21,798,449
    End of period .........................................       13,030,999
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation .................       (8,767,450)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts .............       (5,289,541)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations ....................      $ 6,451,626
================================================================================


18                          See Notes to Financial Statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Three Months Ended May 31, 1997 (unaudited) and the Year Ended February 28, 1997

                                                    May 31       February 28
================================================================================
OPERATIONS:
  Net investment income..............           $ 11,741,167    $ 47,001,438
  Net realized gain (loss)...........              3,477,909        (239,118)
  Increase (decrease) in net unrealized
     appreciation ...................             (8,767,450)      9,609,068
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           6,451,626      56,371,388
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............            (11,665,038)    (45,621,623)
  Capital............................                     --        (668,631)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders....            (11,665,038)    (46,290,254)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued for
    reinvestment of dividends........              2,866,504       7,000,597
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions..........              2,866,504       7,000,597
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets....             (2,346,908)     17,081,731

NET ASSETS:
  Beginning of period................            493,905,996     476,824,265
--------------------------------------------------------------------------------
  End of period*.....................           $491,559,088    $493,905,996
================================================================================
*Includes undistributed net investment
   income of: .......................           $     76,129              --
================================================================================


                            See Notes to Financial Statements.                19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 May 31, 1997 (unaudited)

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $668,631 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets, liabilities

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited)(continued)

and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      3. Investments

      For the three months ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                               $ 79,413,422
--------------------------------------------------------------------------------
Sales                                                    102,767,466
================================================================================

      At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                            $30,115,008
Gross unrealized depreciation                            (17,084,009)
--------------------------------------------------------------------------------
Net unrealized appreciation                              $13,030,999
================================================================================

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of U.S. Government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited)(continued)

      5. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts)and the credit risk should a counterparty fail to perform under such contracts.

      At May 31, 1997, the Fund had no open futures contracts.

      6. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      As of May 31, 1997, the Fund had no open purchased call or put option contracts.

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security,

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
May 31, 1997 (unaudited)(continued)

and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the three months ended May 31, 1997, the Fund did not write any call or put options.

      7. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK bonds carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK bond defaults, the Fund may obtain no return at all on its investment.

      8. Capital Loss Carryforward

      At February 28, 1997, the Fund had, for Federal income tax purposes, $36,358,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                   2003          2004        2005
================================================================================
Carryforward Amounts           $18,004,000   $18,115,000   $239,000
================================================================================

      9. Capital Shares

      During the three months ended May 31, 1997, capital stock transactions were as follows:

                                                   Shares        Amount
================================================================================
Shares issued on reinvestment                      254,011     $2,866,504
================================================================================

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                        1997(1)       1997       1996       1995       1994(2)
=================================================================================================
Net Asset Value, Beginning of Period  $  11.59     $  11.36   $  10.88   $  12.39    $  12.00
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income ............      0.27         1.12       1.13       1.12        0.98
  Net realized and
    unrealized gain (loss) .........     (0.12)        0.21       0.65      (1.48)       0.51
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.15         1.33       1.78      (0.36)       1.49
-------------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital ...............        --           --         --       0.00*      (0.02)
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income ............     (0.27)       (1.08)     (1.27)     (1.00)      (0.96)
  Net realized gains ...............        --           --         --      (0.15)      (0.12)
  Capital ..........................        --        (0.02)     (0.03)        --          --
-------------------------------------------------------------------------------------------------
Total Distributions ................     (0.27)       (1.10)     (1.30)     (1.15)      (1.08)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period .....  $  11.47     $  11.59   $  11.36   $  10.88    $  12.39
-------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value ............      2.43%++     15.37%     18.83%      0.14%       6.85%++
-------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value** .......      1.37%++     12.65%     17.80%     (2.18)%     12.67%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s) ...  $491,559     $493,906   $476,824   $456,789    $520,091
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses .........................      1.18%+       1.20%      1.24%      1.24%       1.19%+
  Net investment income ............      9.49+        9.89       9.74       9.96        8.74+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate ............        17%          61%        73%        62%        108%
-------------------------------------------------------------------------------------------------
Market Value, End of Period ........  $ 11.625     $ 11.625   $ 11.125   $ 10.500    $ 11.750
=================================================================================================

(1) For the three months ended May 31, 1997 (unaudited).
(2) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
* Amount represents less than $0.01.
** The total return assumes the purchase and redemption of shares using the Fund's net asset value rather than the market value. Dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                             Net Increase
                                        Net Realized        (Decrease) in
                                       and Unrealized         Net Assets
                      Investment       Net Investment         Gain (Loss)              From
                        Income             Income           on Investments          Operations
--------------------------------------------------------------------------------------------------
Quarter                       Per                 Per                   Per                  Per
 Ended              Total    Share     Total     Share      Total      Share      Total     Share
===================================================================================================
May 31,
1995            $12,525,032  $0.30  $11,084,402  $0.27  $14,597,234   $ 0.35   $25,681,636  $0.61

August 31,
1995             13,294,948   0.32   11,827,361   0.28    1,313,938     0.03    13,141,299   0.31

November 30,
1995             13,166,852   0.31   11,710,524   0.28    1,796,990     0.04    13,507,514   0.32

February 29,
1996             12,770,322   0.30   11,311,036   0.27   11,158,398     0.26    22,469,434   0.53

May 31,
1996             13,001,508   0.31   11,542,616   0.27   (7,102,523)   (0.17)    4,440,093   0.10

August 31,
1996             13,247,484   0.31   11,804,210   0.29   (7,860,018)   (0.19)    3,944,192   0.10

November 30,
1996             13,267,331   0.31   11,856,227   0.28   15,505,326     0.37    27,361,553   0.65

February 28,
1997             13,188,573   0.31   11,798,385   0.28    8,827,165     0.20    20,625,550   0.48

May 31,
1997             13,200,189   0.31   11,741,167   0.27   (5,289,541)   (0.12)    6,451,626   0.15
===================================================================================================

--------------------------------------------------------------------------------
FINANCIAL DATA (unaudited)
--------------------------------------------------------------------------------
 For a share of capital stock outstanding throughout each period:

                                                              Dividend
                         NYSE        Net Asset   Dividend   Reinvestment
                     Closing Price     Value       Paid        Price
================================================================================
May 31, 1995           $10.750        $11.21      $0.093       $10.87
June 30, 1995           10.500         11.15       0.093        10.67
July 31, 1995           10.625         11.31       0.093        10.65
August 31, 1995         10.625         11.25       0.093        10.68
September 30, 1995      10.375         11.26       0.093        10.67
October 31, 1995        10.500         11.31       0.093        10.68
November 30, 1995       10.750         11.29       0.093        10.71
December 31, 1995       10.500         11.20       0.093        10.76
December 31, 1995*      10.500         11.20       0.188        10.76
January 31, 1996        11.188         11.35       0.093        11.19
February 29, 1996       11.125         11.36       0.093        11.09
March 31, 1996          10.875         11.18       0.093        10.79
April 30, 1996          10.750         11.20       0.093        10.74
May 31, 1996            10.625         11.18       0.093        10.56
June 30, 1996           10.625         11.07       0.091        10.71
July 31, 1996           10.875         10.98       0.091        10.97
August 31, 1996         11.000         11.01       0.091        11.01
September 30, 1996      11.125         11.27       0.091        11.13
October 31, 1996        11.125         11.21       0.091        11.19
November 30, 1996       11.250         11.38       0.091        11.16
December 31, 1996       11.250         11.46       0.091        11.27
January 31, 1997        11.625         11.50       0.091        11.48
February 28, 1997       11.625         11.59       0.091        11.62
March 31, 1997          11.375         11.29       0.091        11.35
April 30, 1997          11.500         11.26       0.091        11.22
May 31, 1997            11.625         11.47       0.091        11.45
================================================================================
*Capital gain distribution.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

      Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Portfolio reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange, Inc. ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's valuation date will change from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)(continued)
--------------------------------------------------------------------------------

case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.

                                   ----------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

--------------------------------------------------------------------------------
                                                                     Managed
                                                                     HIGH INCOME
                                                                  --------------
                                                                  PORTFOLIO INC.
                                                                  --------------
--------------------------------------------------------------------------------

Directors
Paolo M. Cucchi
Alessandro C. di Montezemolo
Andrea Farace
Paul R. Hardin
George M. Pavia
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103

This report is sent to the shareholders of Managed High Income Portfolio Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

-------------
FD0839 7/97
-------------